Financial Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Investments All Other Investments [Abstract]
Financial Instruments
9.	Financial Instruments

A. Credit Facility

In December 2012, we entered into a revolving credit agreement with a syndicate of banks providing for a five-year $1.0 billion senior unsecured revolving credit facility (the credit facility), which became effective in February 2013 upon the completion of the IPO and expires in December 2017. The credit facility contains a financial covenant requiring us to not exceed a maximum total leverage ratio (the ratio of consolidated net debt as of the end of the period to consolidated Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA) for such period) of 4.35:1 for fiscal year 2013, 3.95:1 for fiscal year 2014, 3.50:1 for fiscal year 2015 and 3.00:1 thereafter. The credit facility also contains a financial covenant requiring that we maintain a minimum interest coverage ratio (the ratio of EBITDA at the end of the period to interest expense for such period) of 3.50:1. In addition, the credit facility contains other customary covenants. Subject to certain conditions, we have the right to increase the credit facility to up to $1.5 billion. There are currently no borrowings outstanding.

B. Commercial Paper Program

In February 2013, we entered into a commercial paper program with a capacity of up to $1.0 billion. As of June 30, 2013, no commercial paper has been issued under this program.

C. Short-Term Borrowings

There were short-term borrowings of $12 million as of June 30, 2013. As of December 31, 2012 the current portion of allocated debt from Pfizer was $73 million. The weighted-average interest rate on short-term borrowings outstanding, including the current portion of allocated debt, was 4.6% and 3.7% as of June 30, 2013 and December 31, 2012, respectively.

D. Senior Notes Offering

On January 28, 2013, we issued $3.65 billion aggregate principal amount of our senior notes (the senior notes offering) in a private placement, with an original issue discount of $10 million. The senior notes are comprised of $400 million aggregate principal amount of our 1.150% senior notes due 2016, $750 million aggregate principal amount of our 1.875% Senior Notes due 2018, $1.35 billion aggregate principal amount of our 3.250% senior notes due 2023 and $1.15 billion aggregate principal amount of our 4.700% senior notes due 2043.

We sold $2.65 billion aggregate principal amount of our senior notes through the initial purchasers in the senior notes offering and Pfizer transferred $1.0 billion aggregate principal amount of our senior notes to certain of the initial purchasers, who sold such senior notes in the senior notes offering.

The senior notes are governed by an indenture and supplemental indenture (collectively, the indenture) between us and Deutsche Bank Trust Company Americas, as trustee. The indenture contains certain covenants, including limitations on our and certain of our subsidiaries’ ability to incur liens or engage in sale-leaseback transactions. The indenture also contains restrictions on our ability to consolidate, merge or sell substantially all of our assets. In addition, the indenture contains other customary terms, including certain events of default, upon the occurrence of which the senior notes may be declared immediately due and payable.

Pursuant to the indenture, we are able to redeem the senior notes, in whole or in part, at any time by paying a “make whole” premium, plus accrued and unpaid interest to, but excluding, the date of redemption. Pursuant to our tax matters agreement with Pfizer, we will not be permitted to redeem the 2023 notes pursuant to this optional redemption provision, except under limited circumstances. Upon the occurrence of a change of control of us and a downgrade of the senior notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, we are, in certain circumstances, required to make an offer to purchase each of the senior notes at a price equal to 101% of the aggregate principal amount of the senior notes together with accrued and unpaid interest to, but excluding, the date of repurchase.

The components of our long-term debt follow:

(MILLIONS OF DOLLARS)	June 30, 2013	December 31, 2012
Allocated long-term debt	$—	$509
1.150% Senior Notes due 2016	400	—
1.875% Senior Notes due 2018	750	—
3.250% Senior Notes due 2023	1,350	—
4.700% Senior Notes due 2043	1,150	—

	3,650	509
Unamortized debt discount	(10)	—

Long-term debt / Allocated long-term debt	$3,640	$509

As of June 30, 2013, the fair value of our senior notes was $3,462 million and has been determined using a third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and Zoetis’s credit rating (Level 2 inputs). At December 31, 2012, the fair value of our allocated long-term debt was $732 million, and has been determined using a third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and Pfizer’s credit rating (Level 2 inputs). See Note 4B. Significant Accounting Policies: Fair Value. The fair value of the allocated long-term debt as of December 31, 2012 does not purport to reflect the fair value that might have been determined if Zoetis had operated as a standalone public company for the periods presented or if we had used Zoetis’s credit rating in the calculation.

The principal amount of long-term debt outstanding as of June 30, 2013 matures in the following years:

(MILLIONS OF DOLLARS)	2014	2015	2016	2017	2018	After 2018	Total
Maturities	$—	$—	$400	$—	$750	$2,500	$3,650

E. Derivative Financial Instruments

Foreign Exchange Risk

A significant portion of our revenues, earnings and net investment in foreign affiliates is exposed to changes in foreign exchange rates. Prior to the IPO, as a business unit of Pfizer and under Pfizer’s global cash management system, our foreign exchange risk was managed through Pfizer. Following the Separation, we seek to manage our foreign exchange risk, in part, through operational means, including managing same-currency revenues in relation to same-currency costs and same-currency assets in relation to same-currency liabilities. Depending on market conditions, foreign exchange risk is also managed through the use of derivative financial instruments. These financial instruments serve to protect net income against the impact of the translation into U.S. dollars of certain foreign exchange-denominated transactions. As of June 30, 2013, the aggregate notional amount of foreign exchange derivative financial instruments offsetting foreign currency exposures was $1.3 billion. The derivative financial instruments primarily offset exposures in the euro, the Brazilian real and the Australian dollar. The vast majority of the foreign exchange derivative financial instruments mature within 60 days and all mature within 180 days.

All derivative contracts used to manage foreign currency risk are measured at fair value and are reported as assets or liabilities on the condensed consolidated balance sheet. The company has not designated the foreign currency forward-exchange contracts as hedging instruments. We recognize the gains and losses on forward-exchange contracts that are used to offset the same foreign currency assets or liabilities immediately into earnings along with the earnings impact of the items they generally offset. These contracts essentially take the opposite currency position of that reflected in the month-end balance sheet to counterbalance the effect of any currency movement.

Fair Value of Derivative Instruments

The location and fair values of derivative instruments not designated as hedging instruments at June 30, 2013 are as follows:

(MILLIONS OF DOLLARS)	Balance Sheet Location	Fair Value of Derivatives
Foreign currency forward-exchange contracts	Other current assets	$4
Foreign currency forward-exchange contracts	Other current liabilities	(1)

Total foreign currency forward-exchange contracts		$3

We use a market approach in valuing financial instruments on a recurring basis. Our derivative financial instruments measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value. See Note 4B. Significant Accounting Policies: Fair Value.

The net gains incurred on foreign currency forward-exchange contracts not designated as hedging instruments were $10 million and $19 million for the three and six months ended June 30, 2013, respectively, and are recorded in Other (income)/deductions—net.

9.	Financial Instruments

The combined balance sheets include the financial assets and liabilities that are directly attributable to the animal health operations of Pfizer, except that the combined balance sheets also include an allocation of long-term debt from Pfizer, see Note 2. Basis of Presentation.

A. Financial Assets and Liabilities

As of December 31, 2012 and 2011, financial assets and liabilities consist primarily of cash and cash equivalents, accounts receivable, accounts payable, current portion of allocated long-term debt and allocated long-term debt.

The recorded amounts for cash and cash equivalents, accounts receivable and accounts payable approximate fair value because of the short-term nature of these instruments. For an estimate of the fair value of our long-term debt, see Note 9D. Financial Instruments—Allocated Long-Term Debt.

B. Accounts Receivable

As of December 31, 2012 and 2011, Accounts receivable, less allowance for doubtful accounts, of $900 million and $871 million, respectively, includes approximately $43 million and $48 million of other receivables, such as trade notes receivable and royalty receivables, among others.

C. Credit Facility

In December 2012, we entered into a revolving credit agreement with a syndicate of banks providing for a five-year $1.0 billion senior unsecured revolving credit facility (the credit facility). The credit facility contains a financial covenant requiring us to not exceed a maximum total leverage ratio of 4.35:1 for fiscal year 2013, 3.95:1 for fiscal year 2014, 3.50:1 for fiscal year 2015 and 3.00:1 thereafter. In addition, the credit facility contains other customary covenants. Subject to certain conditions, we have the right to increase the credit facility to up to $1.5 billion. The credit facility became available for borrowings upon the completion of the IPO, and there are currently no borrowings under credit facility.

D. Allocated Long-Term Debt

Long-term debt, including the current portion, as of December 31, 2012 and 2011 of $582 million and $575 million, respectively, represents an allocation of Pfizer debt that was issued to partially finance the acquisition of Wyeth (including FDAH) and that has been allocated on a pro-rata basis using the deemed acquisition cost of FDAH as a percentage of the total acquisition cost of Wyeth. The allocated long-term debt has a weighted average interest rate of approximately 5.7% for both December 31, 2012 and 2011. On December 31, 2011, one of the allocated debt instruments was called by Pfizer.

The allocated long-term debt is carried at historical proceeds and is adjusted for any gains or losses associated with changes in interest rates since Pfizer holds derivative financial instruments designated and qualifying as fair value hedging instruments for interest rate risk.

As of December 31, 2012 and 2011, the fair value of the allocated long-term debt is $732 million and $690 million, respectively. The fair value of the allocated long-term debt is determined using a third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and Pfizer’s credit rating. The fair value of the allocated long-term debt does not purport to reflect the fair value that might have been determined if Zoetis had operated as a standalone public company for the periods presented or if we had used Zoetis’s credit rating in the calculation.

The annual maturity of the allocated long-term debt outstanding as of December 31, 2012 follows:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017	Total
Maturities	$73	$—	$92	$79	$—	$338	$582

For a description of certain debt issued in January 2013, see Note 19A. Subsequent Events—Senior Notes Offering and Asset Transfer.